SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C 20549


                                   FORM 8-K/A


                            CURRENT REPORT AMENDMENT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Commission File Number 0-27618
                                                -------

       Date of Report (Date of earliest event reported): October 17, 1996

                          COLUMBUS McKINNON CORPORATION
                          -----------------------------
             (Exact name of registrant as specified in its charter)

              NEW YORK                                16-0547600
        ----------------------            ----------------------------
     (State or other jurisdiction of             (I.R.S. Employer
     incorporation or organization)              Identification No.)

          140 JOHN JAMES AUDUBON PARKWAY, AMHERST, NEW YORK 14228-1197
          ------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (716) 689-5400
                                                           --------------
                                 NOT APPLICABLE
                                 --------------
(Former name, former address and former fiscal year, if changed since last report)

Item 7.           Financial Statements and Exhibits

         (a)      Financial statements of the business acquired

         Audited Consolidated Balance Sheets of Spreckels Industries, Inc. (doing business as Yale International, Inc. "Yale") as of June 30, 1996 and 1995 and audited Consolidated Statements of Operations, Consolidated Statements of Stockholders' Equity, and Consolidated Statements of Cash Flows for the fiscal years ended June 30, 1996 and 1995, the eleven month period ended June 30, 1994 and the one month period ended July 31, 1993 are incorporated herein by reference from the Yale Annual Report on Form 10-K for the fiscal year ended June 30, 1996.

         (b)      Pro forma financial information

         L Acquisition Corporation, a Delaware corporation (the "Purchaser"), a wholly owned subsidiary of Columbus McKinnon Corporation, a New York corporation (the "Company" or "Columbus McKinnon") , has completed its $24.00 per share cash tender offer for all of the outstanding shares of Class A Common Stock ("Shares") of Spreckels Industries, Inc. ("Spreckels") (doing business as Yale International, Inc. "Yale") (including the associated common stock purchase rights) and all outstanding warrants (the "Warrants") of Spreckels to purchase Shares. The tender offer expired at 12:00 midnight New York City time on October 16, 1996. On the close of the tender offer on October 17, 1996, 5,059,055 Shares (including the associated common stock purchase rights) and 241,162 $1.00 Warrants, 725,971 $15.00 Warrants, 284,164 $11.67 Warrants and 215,000 $9.17
Warrants had been tendered and acquired by Purchaser. The Shares and Warrants so tendered represent approximately 72.7 percent of the outstanding Shares calculated on a fully diluted basis. Pursuant to the terms of the Agreement and Plan of Merger, the Company will cause the Purchaser to be merged with and into Spreckels and the holders of the outstanding Shares will have the right to receive $24.00 per Share in cash without interest thereon and each holder of a Warrant will be entitled to receive upon exercise of such Warrant in accordance with the terms thereof (including payment of the Exercise Price) $24.00 in cash.

         The following unaudited pro forma combined condensed balance sheet as of September 29, 1996 combines the historical consolidated balance sheet information of Columbus McKinnon and Yale as if the acquisition were consummated on September 29, 1996. The unaudited pro forma combined condensed statements of income for the year ended March 31, 1996 and for the six months ended September 29, 1996 combine the historical consolidated income statement information of Columbus McKinnon (on a pro forma basis as though the November 1, 1995 acquisition of Lift-Tech International, Inc. ("Lift-Tech") and the February 23, 1996 initial public offering had occurred as of April 1, 1995) and the historical consolidated income statement of Yale (only for continuing operations which have been acquired by Columbus McKinnon) as if the Yale acquisition had been consummated on April 1, 1995, the beginning of the earliest period presented. The transaction is being recorded under the purchase method of accounting, giving effect to the pro forma adjustments and assumptions described in the accompanying notes.

         The pro forma financial statements have been prepared by management of Columbus McKinnon based on historical information and preliminary assumptions and estimates. Accordingly, the pro forma financial statements may not be indicative of the actual financial position and results of operations of Columbus McKinnon that would have resulted if the acquisition of Yale and related borrowings had been effected on the dates indicated, nor does it purport to represent the financial position and results of operations of Columbus McKinnon for any future period. The pro forma financial statements should be read in conjunction with Columbus McKinnon's audited consolidated financial statements and notes thereto.


         UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET

COLUMBUS McKINNON CORPORATION AND
SPRECKELS INDUSTRIES, INC. (doing business as Yale International, Inc.)
(in thousands)

                                                                            September 29, 1996
                                                            ____________________________________________________
                                                            Columbus                                   Pro Forma
                                                            McKinnon        Yale     Adjustments        Combined
                                                            ----------------------------------------------------
ASSETS
Current assets:
   Cash and cash equivalents ............................   $  11,238    $  15,117    $ (20,255) 3     $   6,100
   Trade accounts receivable ............................      37,724       29,001         --             66,725
   Inventories ..........................................      48,464       40,087        1,658  1        90,209
   Net assets of discontinued operations
     held for sale ......................................        --          2,462         --              2,462
   Prepaid expenses and other current
     assets .............................................       1,770        9,380         --             11,150
                                                            ---------    ---------    ---------        ---------
Total current assets ....................................      99,196       96,047      (18,597)         176,646
Net property, plant and equipment .......................      31,799       25,237         --             57,036
Goodwill and other intangibles, net .....................      43,348       30,855      177,927  2,3,4   252,130
Marketable securities ...................................      12,356         --           --             12,356
Deferred taxes on income ................................       3,481        3,981        6,337  1        13,799
Other assets ............................................       1,741          371         --              2,112
                                                            ---------    ---------    ---------        ---------
Total assets ............................................   $ 191,921    $ 156,491    $ 165,667        $ 514,079
                                                            =========    =========    =========        =========


LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
   Notes payable to banks ...............................   $    --      $     167    $    --          $     167
   Trade accounts payable ...............................      12,794       11,726         --             24,520
   Accrued liabilities ..................................      14,557       20,690       (1,250) 1,5      33,997
   Current portion of long-term debt ....................       1,276         --         15,750  2        17,026
                                                            ---------    ---------    ---------        ---------
Total current liabilities ...............................      28,627       32,583       14,500           75,710
Long-term debt, less current portion ....................       7,234       70,000      180,056  1,2,5   257,290
Other non-current liabilities ...........................       8,971       28,019         --             36,990
                                                            ---------    ---------    ---------        ---------
Total liabilities .......................................      44,832      130,602      194,556          369,990
                                                            ---------    ---------    ---------        ---------

Shareholders' equity:
   Common stock .........................................         137           65          (65) 4           137
   Additional paid-in capital ...........................      94,843       76,539      (76,539) 4        94,843
   Retained earnings ....................................      57,910      (50,796)      47,796  1,4,5    54,910
   ESOP guarantee .......................................      (4,772)        --           --             (4,772)
   Other ................................................      (1,029)          81          (81) 4        (1,029)
                                                            ---------    ---------    ---------        ---------
Total shareholders' equity ..............................     147,089       25,889      (28,889)         144,089
                                                            ---------    ---------    ---------        ---------
Total liabilities and
   shareholders' equity .................................   $ 191,921    $ 156,491    $ 165,667        $ 514,079
                                                            =========    =========    =========        =========


SEE NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET


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NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET

1. Restate the net assets of Yale to their estimated fair values at the date of acquisition. Columbus McKinnon is in the process of finalizing fair values for this purpose and final balances may not be available for several months.

2. Record the debt incurred to purchase all outstanding common shares, warrants, and stock options of Yale. With respect to warrants and options, this reflects the spread between the exercise price and the tender offer per share price.

3. Record the direct costs of acquisition and financing as a reduction of cash and establishment of an intangible asset.

4.   Eliminate the equity of Yale.

5. Refinance the acquired $71.75 million (at market value) of 11 1/2% Yale bonds and replace with $76.75 million of 8 1/2% bank debt. The premium and direct costs associated with this debt extinguishment have been recorded on the books of Columbus McKinnon as an extraordinary item, net of the related tax benefit.



                         UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENTS OF INCOME

COLUMBUS McKINNON CORPORATION AND
SPRECKELS INDUSTRIES, Inc. (doing business as Yale International, Inc.)
(in thousands)
                                                         Year Ended March 31, 1996
                                            ---------------------------------------------------
                                            Columbus                                  Pro Forma
                                            McKinnon *    Yale **   Adjustments        Combined
                                            ---------------------------------------------------
Net sales .................................   $252,672   $185,001   $   --             $437,673
Cost of products sold .....................    179,015    130,812     (1,091)  A        308,736
                                              --------   --------   --------           --------
Gross profit ..............................     73,657     54,189      1,091            128,937
Selling, general & administrative
   expenses ...............................     39,640     37,774     (5,968)  A         71,446
Amortization of intangibles ...............      1,822      1,697      6,750   D         10,269
Environmental remediation costs ...........        675       --         --                  675
                                              --------   --------   --------           --------
                                                42,137     39,471        782             82,390
                                              --------   --------   --------           --------
Income from operations ....................     31,520     14,718        309             46,547
Interest and debt expense .................        522      6,229     17,796   B,C,E     24,547
Interest and other income, net ............        319       --         --                  319
                                              --------   --------   --------           --------
Income before taxes .......................     31,317      8,489    (17,487)            22,319
Income tax expense ........................     12,772      3,578     (4,295)  F         12,055
                                              --------   --------   --------           --------
Net income from continuing operations .....   $ 18,545   $  4,911   $(13,192)          $ 10,264
                                              ========   ========   ========           ========
Net income per share ......................   $   1.41                                 $   0.78
                                              =======                                  ========
Average number of common shares
   outstanding ............................     13,188                                   13,188
                                              ========                                 ========

                                                     Six Months Ended September 29, 1996
                                              -------------------------------------------------
                                              Columbus                                Pro Forma
                                              McKinnon    Yale **  Adjustments         Combined
                                              --------   --------   --------           --------

Net sales .................................   $130,161   $ 95,034   $   --             $225,195
Cost of products sold .....................     90,960     66,505       (644)  A        156,821
                                              --------   --------   --------           --------
Gross profit ..............................     39,201     28,529        644             68,374
Selling, general & administrative
   expenses ...............................     20,711     17,919     (2,464)  A         36,166
Amortization of intangibles ...............        899        857      3,375   D          5,131
Environmental remediation costs ...........       --         --         --                 --
                                              --------   --------   --------           --------
                                                21,610     18,776        911             41,297
                                              --------   --------   --------           --------
Income from operations ....................     17,591      9,753       (267)            27,077
Interest and debt expense .................        479      4,021      7,992   B,C,E     12,492
Interest and other income, net ............        415       --         --                  415
                                              --------   --------   --------           --------
Income before taxes .......................     17,527      5,732     (8,259)            15,000
Income tax expense ........................      7,284      2,077     (1,953)  F          7,408
                                              --------   --------   --------           --------
Net income from continuing operations .....   $ 10,243   $  3,655   $ (6,306)          $  7,592
                                              ========   ========   ========           ========
Net income per share                          $   0.77                                 $   0.57
                                              ========                                 ========
Average number of common shares
   outstanding                                  13,218                                   13,218
                                              ========                                 ========

* The Columbus McKinnon historical statement of income is pro forma to reflect the Lift-Tech acquisition (which occurred on November 1, 1995) and the Initial Public Offering (which occurred February 23, 1996) as though both occurred on April 1, 1995, which is the beginning of fiscal 1996.
** The Yale historical statements of income are pro forma to reflect only continuing operations which were acquired by Columbus McKinnon.

SEE NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENTS OF INCOME

     NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENTS OF INCOME

A. Record certain synergies which are within the direct control of Columbus McKinnon, including: a) vertical integration by supplying Yale with chain and forgings manufactured by Columbus McKinnon; b) freight consolidation under Columbus McKinnon contracts and the use of Columbus McKinnon's private trucking fleet; and c) elimination of the Yale's corporate office and related expenses.

B.   Remove Yale interest expense.

C. Record estimated interest expense at 8 1/2% on new borrowings to fund the Yale acquisition and to refinance the acquired Yale bonds.

D. Record the amortization of nondeductible goodwill, which is based on the excess of the purchase price of Yale shares, warrants, and stock options (including directly related costs) over the fair market value of net assets acquired. The goodwill will be amortized on a straight-line basis over a period of 25 years.

E. Record the amortization of deferred financing costs as debt expense, resulting from the debt incurred to acquire Yale. The deferred financing costs will be amortized on a straight-line basis over the period of the related debt, which is five to seven years.

F. Record the tax effect of the above pro forma adjustments (excluding adjustment D) using a 40% effective rate.

                                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          COLUMBUS McKINNON CORPORATION



Dated:  December 31, 1996                 By:  /s/  Robert L. Montgomery, Jr.
        -----------------                      ------------------------------
                                               Robert L. Montgomery, Jr.
                                               Executive Vice President and
                                               Chief Financial Officer